EXHIBIT 99.2

EXECUTION COPY

SECOND SUPPLEMENTAL INDENTURE

This Second Supplemental Indenture (this “Second Supplemental Indenture”), dated as of December 16, 2005, is made by and among Edgen Corporation, a Nevada corporation (the “Company”), Edgen Alloy Products Group, L.L.C., a Louisiana limited liability company (“Edgen Alloy”), Edgen Carbon Products Group, L.L.C., a Louisiana limited liability company (“Edgen Carbon”), Edgen Louisiana Corporation, a Louisiana corporation (“Edgen Louisiana” and, together with Edgen Alloy and Edgen Carbon, the “Existing Guarantors”), Murray International Metals, Inc., a Texas corporation (the “Guaranteeing Subsidiary” and, together with the Existing Guarantors, the “Guarantors”), and The Bank of New York, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”) under the Indenture referred to below.

W I T N E S S E T H

WHEREAS, the Company and the Existing Guarantors, are currently parties to an indenture, dated as of February 1, 2005 (as supplemented by the Supplemental Indenture, dated February 1, 2005) the “Indenture”), among the Company, the Existing Guarantors, the Trustee and the Collateral Agent, which Indenture provides for the issuance from time to time by the Company of Notes (as defined in the Indenture) (including, without limitation, the $105,000,000 aggregate principal amount of Exchange Notes (as defined in the Indenture) (collectively, the “Existing Notes”) that were issued in exchange for the $105,000,000 aggregate principal amount of Notes (as defined in the Indenture) that were previously issued on February 1, 2005);

WHEREAS, the Company is issuing pursuant to the Indenture $31,000,000 of Additional Notes (as defined in the Indenture) (collectively, the “Tack-On Notes”) on the date hereof;

WHEREAS, Section 4.16 of the Indenture requires the Guaranteeing Subsidiary to unconditionally guarantee all of the Company’s obligations under the Notes (as defined in the Indenture) (including, without limitation, the Existing Notes and the Tack-On Notes) and the Indenture on the terms and conditions set forth therein and herein and in such Guarantee;

WHEREAS, the Company and the Guarantors desire to amend certain terms and provisions of the Indenture and the Security Agreement; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and the Collateral Agent are authorized to execute and deliver this Second Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Joinder to Indenture. The Guaranteeing Subsidiary hereby agrees to become bound by the terms, conditions and other provisions of the Indenture with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as a Guarantor therein and as if the Guaranteeing Subsidiary executed the Indenture on the date thereof.

3. Agreement to Guarantee. The Guaranteeing Subsidiary hereby fully, irrevocably and unconditionally, jointly and severally, unconditionally and irrevocably guarantees (such guarantee, as amended or supplemented from time to time, to be referred to herein as the “Guarantee”), to each of the Holders, the Trustee and the Collateral Agent and their respective successors and assigns that (i) the principal of, premium, if any and interest and Additional Interest, if any, on the Notes (including, without limitation, the Existing Notes and the Tack-On Notes) shall be promptly paid in full when due, subject to any applicable grace period, whether upon redemption pursuant to the terms of the Notes, by acceleration or otherwise, and interest on the overdue principal (including, without limitation, interest accruing at the then applicable rate provided in the Indenture Documents after the occurrence of any Event of Default set forth in Section 6.01(8) or (9) of the Indenture, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), if any, and interest on any interest and Additional Interest, if any, to the extent lawful, of the Notes and all other obligations of the Company to the Holders, the Trustee and the Collateral Agent hereunder, thereunder or under any Collateral Agreement shall be promptly paid in full or performed, all in accordance with the terms hereof, thereof and of the Collateral Agreements; and (ii) in case of any extension of time of payment or renewal of any of the Notes or of any such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 10.03 of the Indenture.

The obligations of the Guaranteeing Subsidiary to the Holders, the Trustee and the Collateral Agent pursuant to this Second Supplemental Indenture and the Indenture are expressly set forth in Article Ten of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantee (which is incorporated herein by reference).

No past, present or future director, officer, employee, incorporator, agent, stockholder or Affiliate of the Company or a Guarantor, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Guarantees, the Indenture or the Collateral Agreements or for any claim based on, in respect of, such obligations or their creation.

The guarantee executed and delivered hereby is a continuing guarantee and shall remain in full force and effect and shall be binding upon the Guaranteeing Subsidiary and its successors and assigns until full and final payment of all of the Company’s obligations under the Notes and Indenture or until released or legally defeased in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee, the Collateral Agent and the Holders, and, in the event of any transfer or assignment of rights by any Holder, the Collateral Agent or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and performance and not of collectibility.

The obligations of the Guaranteeing Subsidiary under its Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

4. Amendments and Reaffirmation.

(a) Amendment to Indenture. The Company, the Guarantors, the Trustee and the Collateral Agent agree that:

(i) the definition of the term “Registration Rights Agreement” set forth in Section 1.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

“‘Registration Rights Agreement’ means (i) with respect to the Notes issued on the Issue Date, the Registration Rights Agreement, dated as of the Issue Date, between the Company, the Guarantors parties thereto and the Initial Purchaser and (ii) with respect to any Additional Notes offered after the Issue Date, the registration rights agreement, dated as of the date of the issuance thereof, between the Company, the Guarantors parties thereto and the initial purchaser thereof, in each case, as the same may be amended or modified from time to time in accordance with the terms thereof.”; and

(ii) the words “Section 6.01(8)” that are set forth in Section 10.01 of the Indenture are hereby deleted and the words “Section 6.01(8) or (9)” are inserted in lieu thereof.

(b) Amendment to Security Agreement. Immediately following the execution and delivery by the Guaranteeing Subsidiary of its Supplement to Security Agreement, dated as of the date hereof, in favor of the Collateral Agent, the Company, the Subsidiary Guarantors and the Collateral Agent agree that the first recital set forth in each of the Security Agreement and each of Exhibit A, Exhibit B and Exhibit C thereto is hereby amended and restated in its entirety to read as follows:

“WHEREAS, the Company, the other Grantors and the Collateral Agent, as trustee, have entered into an Indenture, dated as of February 1, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”) pursuant to which the Company has issued its 9 7/8% Senior Secured Notes due 2011 in an aggregate principal amount of $105,000,000 (and, together with any additional notes that may be issued by the Company from time to time thereunder or exchanged therefor or for such additional notes, the ‘Notes’) (such initial issuance, the ‘Notes Issuance’).”

(c) Reaffirmation. By its signature hereto, each of the Company and each Existing Guarantor reaffirms and confirms that, after giving effect to the issuance of the Tack-On Notes and the effectiveness of the amendments provided herein and the other transactions contemplated hereby,

(i) each Indenture Document to which it is a party continues in full force and effect and is the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to (A) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (B) general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court or other body before which any proceeding therefor may be brought, and (C) an implied covenant of good faith and fair dealing, and except as rights to indemnity and contribution may be limited by federal or state securities laws or public policy considerations; and

(ii) the Liens created under each Collateral Agreement to which it is a party continue to secure the Obligations under the Indenture, the Notes (including, without limitation, the Existing Notes and the Tack-On Notes) and the other Indenture Documents.

5. Other than as specifically provided herein, this Second Supplemental Indenture shall not operate as a waiver or amendment of any right, power or privilege of any Holder, the Trustee or the Collateral Agent under the Indenture or any other Indenture Document or of any other term or condition of the Indenture or any other Indenture Document. All references to the Indenture or the Security Agreement in any Indenture Document from and after the date hereof be deemed to refer to the Indenture or the Security Agreement, in each case, as amended hereby.

6. GOVERNING LAW. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE.

7. Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first written above.

GUARANTEEING SUBSIDIARY:
MURRAY INTERNATIONAL METALS, INC.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary and Treasurer

COMPANY:
EDGEN CORPORATION

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary and Treasurer

EXISTING GUARANTORS:
EDGEN LOUISIANA CORPORATION

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary and Treasurer

EDGEN CARBON PRODUCTS GROUP, L.L.C.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary and Treasurer

EDGEN ALLOY PRODUCTS GROUP, L.L.C.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Secretary and Treasurer

TRUSTEE AND COLLATERAL AGENT: THE BANK OF NEW YORK, as Trustee and Collateral Agent

By:	/s/ Geovanni Barris
Name:	Geovanni Barris
Title:	Vice President